LICENSE AND SALE OF IP AGREEMENTS	12 Months Ended
Dec. 31, 2025
License Agreements [Abstract]
LICENSE AND SALE OF IP AGREEMENTS
NOTE 9 – LICENSE AND SALE OF IP AGREEMENTS:

a.
In June 2021, the Company entered into two exclusive license agreements with Galderma for the commercialization of two of the Company's most advanced investigational drug products (Twyneo® and Epsolay®) in the United States. During the year ended December 31, 2024 and 2025 the Company recognized $1,482 and $711, respectively, as revenue from royalties in respect of the license agreement for both products. In April 2025, this agreement was mutually terminated by –the Company and Galderma.

b.
On June 6, 2023, the Company and Searchlight Pharma Inc. (“Searchlight”), a private Canadian specialty pharmaceutical company, signed an exclusive license agreements for Twyneo® and Epsolay® for the Canadian market, over a fifteen-year term that is renewable for subsequent five-year periods. Searchlight will be responsible for obtaining and maintaining any regulatory approvals required to market and sell the drugs in Canada, with support from the Company.

Under the agreement, the Company is be entitled to up to $11 million in upfront payments and regulatory and sales milestones for both drugs, combined. In addition, the Company is entitled to royalty payments based on percentages of all Canadian net sales ranging from low-double-digits to high teens.

In June 2023, the Company received $500 as an upfront payment in connection with the license agreement and related support provided to Searchlight for obtaining the regulatory approval in the Canadian market. The Company is also required to support Searchlight during such period if needed based on agreed upon rates. The Company has identified two performance obligations in the license agreement as follows: (i) the license to market the products in Canada; and (ii) continuing support during the regulatory approval process.

The Company recorded a contract liability in respect of the support services of $120, $64 and $36 as of December 31, 2023, 2024 and 2025, respectively.

The Company recognized revenue of $0, $56 and $28 from continuing services in 2023, 2024 and 2025, respectively.

The Company recognized $380, $625 and $1,650 as license revenue in 2023, 2024 and 2025, respectively.

c.
On January 27, 2023 the Company entered into an asset purchase agreement ("APA") with PellePharm, Inc. (“PellePharm”), pursuant to which the Company agreed to purchase all of the assets related to the topically-applied patidegib, a hedgehog signaling pathway blocker, for the treatment of Gorlin syndrome (such compound designated as investigational compound SGT-610). On January 30, 2023, upon closing of the transaction, the Company paid an upfront payment ("upfront payment") of $4 million to PellePharm. The Company is required to pay an additional amount of $0.7 million, subject to the terms as defined in the APA, 15 months from the closing date. As of the date of these financial statements, this amount was not paid. In addition, the Company will be required to pay total development and NDA acceptance milestones of up to $6 million, and up to $64 million in commercial milestones which amount increases to $89 million when sales exceed $500 million as well as single digit royalties which increase to double digit royalties when sales exceed $500 million.

During March 2024, the first development milestone event was completed, and the Company recorded an amount of $500 as clinical expenses.

The upfront payment and the additional development milestone payments under the APA represent payments for research and development in-process ("IPR&D") acquired as part of an asset purchase, which has not reached technological feasibility and has no alternative future use. Accordingly, such payments are expensed as incurred and are recognized as research and development expenses.

d.
On May 15, 2024, the Company and Beimei, a private Chinese company, signed an agreement for purchase by Beimei of certain rights in the intellectual property ("IP") related to Twyneo, for the treatment of acne vulgaris, in the mainland of China, Hong Kong, Macau, Taiwan and Israel. Under the terms of the agreement, Beimei purchased from the Company the IP in these territories. The Company is also required to support Beimei to a certain extent during the period until obtaining regulatory approval. The Company may provide further support services to Beimei, if needed, based on agreed upon rates. In return, the Company is to receive payments of up to $10 million (including amounts contingent on achieving certain milestones) and up to $5 million as royalty payments on net sales.

The Company has identified multiple performance obligations in the agreement. Revenue from sale of IP is recognized at a point in time, upon transfer of control over the IP to Beimei. Support services are recognized over time as the services are performed.

In July and November 2024, the Company received $2 million and $1.5 million, respectively, in connection with the agreement. In October 2025, the Company received an amount of $1.5 million, according to the agreement.

During 2024, the Company recognized revenue of $4.8 million for the license and sale of IP. This amount does not include variable consideration that was determined to be constrained (not probable to result in a significant reversal). In addition, the Company allocated $200 to the support services to be recognized over time.

For the year ended December 31, 2025, the Company did not recognize any revenue from the sale of intellectual property (IP).

For the year ended December 31, 2024 and 2025, the Company recognized a total amount of $70 and $40,  respectively, for continuing support.

As of December 31, 2024 and 2025, the Company recorded a contract liability in respect of the support services of $130 and $90, respectively.

e.
On April 17, 2025, the Company entered into a product purchase agreement with a subsidiary of Mayne Pharma Group Limited (“Mayne Pharma”) for the sale and exclusive license of the U.S. rights to EPSOLAY and TWYNEO. Under the terms of the agreement, the Company received a total of $16 million in two installments: $10 million in the second quarter of 2025 and $6 million in the fourth quarter of 2025. As of December 31, 2025, revenue of $16 million was recognized, and all installments have been received. This agreement was executed following the mutual termination by the Company and Galderma of the exclusive five-year license agreement in the U.S. for both products.